UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2014 (March 11, 2014)
Date of Report (Date of earliest event reported)

Caesars Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively, are copies of the press release and prepared remarks of Caesars Entertainment Corporation, each dated March 11, 2014 reporting Caesars Entertainment Corporation’s financial results for the fourth quarter and year ended December 31, 2013.
Item 7.01    Regulation FD
The press release includes financial results for the year ended December 31, 2013 for the four properties the Caesars Entertainment Corporation agreed to sell to Caesars Growth Partners, LLC, pursuant to the Transaction Agreement dated March 1, 2014, as previously disclosed on the Current Report on Form 8-K dated March 3, 2014.
Additionally, the prepared remarks include additional information regarding a services company that the parties under the Transaction Agreement agreed to use reasonable best efforts to establish.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Text of press release, dated March 11, 2014.

99.2	Prepared remarks, dated March 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: March 11, 2014	By: /s/ Craig J. Abrahams
Craig J. Abrahams
Chief Financial Officer and Secretary